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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 17, 1999


                                 PROXICOM, INC.
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             (Exact name of registrant as specified in its charter)


   Delaware                       0-25741                      52-1770631
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(State or other            (Commission File Number)          (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)

11600 Sunrise Valley Drive, Reston, Virginia                      20191
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (703) 262-3200
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                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item 5.    Other Events.

           On June 17, 1999, Proxicom, Inc. ("Proxicom") and Merrill Lynch, Pierce, Fenner & Smith, Incorporated ("Merrill Lynch") entered into an agreement amending and supplementing an existing Agreement for Professional Services dated April 15, 1997, between Proxicom and Merrill Lynch (the existing agreement, as amended, the "Agreement"). Pursuant to the terms of the Agreement, Proxicom will provide assistance to Merrill Lynch in the design, development and implementation of several major Internet-based solutions targeted at corporate and institutional clients. The Agreement is expected to run until at least December 31, 2000.

           In exchange for the services provided by Proxicom to Merrill Lynch pursuant to the Agreement, Merrill Lynch has agreed to pay to Proxicom fees on a time and materials basis at agreed upon rates. Based upon initial indications of demand for Proxicom's services under the Agreement from Merrill Lynch, Proxicom expects to deploy full-time staff of approximately 45 to 65 professionals to render services to Merrill Lynch for the projects under the Agreement.

           The Agreement contains certain provisions that would permit Merrill Lynch to terminate the Agreement and that provide for the payment of redeployment fees to Proxicom in certain cases of termination or project reduction.

The matters discussed in this Form 8-K include "forward-looking statements," under the Private Securities Litigation Reform Act of 1995. Statements in this filing regarding Proxicom, Inc.'s business which are not historical facts are forward-looking statements that involve risks and uncertainties. While forward-looking statements are sometimes presented with numerical specificity, they are based on various assumptions made by management regarding future circumstances over many of which Proxicom has little or no control. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements in this filing, see the "Risk Factors" section in the company's prospectus dated April 19, 1999.


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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PROXICOM, INC.

Date:  July 16, 1999                   By:/s/  Kenneth J. Tarpey
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                                          Kenneth J. Tarpey
                                          Senior Vice President, Chief Financial
                                          Officer and Treasurer